Exhibit 10.1

                          SECOND AMENDMENT TO AGREEMENT
                          -----------------------------


          This Second Amendment made as of March 1, 2005, to Employment Agreement dated November 18, 1999, is made between AMERICAN LOCKER GROUP INCORPORATED, a Delaware corporation (the "Company") and EDWARD F. RUTTENBERG, an individual residing in Pittsburgh, Pennsylvania, (the "Executive").

                                   WITNESSETH:

          WHEREAS, the Company and the Executive are parties to an Employment Agreement dated November 18, 1999, as amended (the "Agreement").

          WHEREAS, the parties hereto wish to amend the Agreement to make certain changes as set forth herein.

          NOW THEREFORE, for good and valuable consideration and intending to be bound hereby, the parties hereto agree as follows:

               1. Section 3(a) is amended effective March 1, 2005 to delete "$16,401 per month" and to insert in lieu thereof "$12,301 per month";

               2. Except as expressly set forth herein, the Agreement shall remain unamended and in full force and effect.

          WITNESS the due execution hereof.


                              COMPANY:

                              AMERICAN LOCKER GROUP INCORPORATED


                              By /s/ Roy J. Glosser
                                 ----------------------------
                              Title:  President, Chief Operating Officer and
                                       Treasurer


                              EXECUTIVE:


                                 /s/ Edward F. Ruttenberg
                                 ----------------------------
                                      Edward F. Ruttenberg